                                 EXHIBIT 99.14


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

EQUITY ONE 2005-B - STACK PRICE/YIELD

Settle                                                   7/21/2005
First Payment                                            8/25/2005

                                                 Single Stress Run
                                 M1
                            Balance                  30,550,000.00
                 WAL for Princ Pmts                           4.52
                     Mod Durn 30360                           3.89
                Principal Writedown                          0.00%
Total Collat Loss (Collat Maturity)                          5.25%

                                 M2
                            Balance                  19,825,000.00
                 WAL for Princ Pmts                           6.32
                     Mod Durn 30360                           5.14
                Principal Writedown                          0.00%
Total Collat Loss (Collat Maturity)                          5.25%

                                 M3
                            Balance                   4,550,000.00
                 WAL for Princ Pmts                           7.51
                     Mod Durn 30360                           5.90
                Principal Writedown                          0.00%
Total Collat Loss (Collat Maturity)                          5.25%

                                 M4
                            Balance                   5,363,000.00
                 WAL for Princ Pmts                           8.12
                     Mod Durn 30360                           6.11
                Principal Writedown                          0.00%
Total Collat Loss (Collat Maturity)                          5.25%

                                 M5
                            Balance                   3,738,000.00
                 WAL for Princ Pmts                           8.75
                     Mod Durn 30360                           6.40
                Principal Writedown                          0.00%
Total Collat Loss (Collat Maturity)                          5.25%

                                 M6
                            Balance                   4,063,000.00
                 WAL for Princ Pmts                           9.36
                     Mod Durn 30360                           6.49
                Principal Writedown                          0.00%
Total Collat Loss (Collat Maturity)                          5.25%
                         Shock(bps)                          100bp
                          LIBOR_1MO                        3.33000
                          LIBOR_6MO                       3.682000
                             Prepay                           Ramp
                            Default              100 *eurohypo_def
                      Loss Severity                            30%
                  Servicer Advances                           100%
                    Liquidation Lag                             12
                           Triggers                           FAIL
                Optional Redemption                       Call (N)

      o Single stress run with 150%ppc at 4 CDR for 24 months, followed by 50%ppc at 7CDR for life, Forward LIBOR +100, defaults on top of prepayments, run to maturity, with all triggers failing, 12 months to recovery, 100% servicer advances

EQUITY ONE 2005-B - PRICE/YIELD - M1

Balance                            $30,550,000.00    Delay             0
Coupon                             3.83              Dated             7/21/2005
Settle                             7/21/2005         First Payment     8/25/2005

Price

                 WAL for Princ Pmts              3.92              3.74              5.30              5.13
                     Mod Durn 30360              3.50              3.40              4.57              4.54
                Principal Writedown             0.04%             0.03%             0.06%             0.04%
Total Collat Loss (Collat Maturity)            21.33%            21.90%            22.57%            23.30%

                              LIBOR               Fwd              Flat               Fwd              Flat

                             Prepay  100 PricingSpeed  100 PricingSpeed  100 PricingSpeed  100 PricingSpeed
                            Default          50.5 CDR         53.81 CDR         30.97 CDR         32.92 CDR
                      Loss Severity               30%               30%               40%               40%
                  Servicer Advances              100%              100%              100%              100%
                    Liquidation Lag                12                12                12                12
                           Triggers              FAIL              FAIL              FAIL              FAIL
                Optional Redemption          Call (N)          Call (N)          Call (N)          Call (N)

o    Stress runs with the following assumptions:

         Pricing Speed          -Fix 2-20cpr over 10 months and 20cpr thereafter
                 -Arms 28cpr
Defaults on top of prepayments
Run to Maturity
Failing Triggers
12 months to recovery
100% servicer advances
             30% Severity  and 40% Severity, if MI is used then drop severity to 5% and 15% on those loans

EQUITY ONE 2005-B - PRICE/YIELD - M2

Balance                            $19,825,000.00    Delay             0
Coupon                             4.03              Dated             7/21/2005
Settle                             7/21/2005         First Payment     8/25/2005

Price

                 WAL for Princ Pmts              6.25              5.98              7.52              7.28
                     Mod Durn 30360              5.23              5.17              6.10              6.12
                Principal Writedown             0.05%             0.02%             0.11%             0.04%
Total Collat Loss (Collat Maturity)            16.48%            17.21%            17.42%            18.31%

                              LIBOR               Fwd              Flat               Fwd              Flat

                             Prepay  100 PricingSpeed  100 PricingSpeed  100 PricingSpeed  100 PricingSpeed
                            Default         29.47 CDR         31.98 CDR         19.83 CDR         21.48 CDR
                      Loss Severity               30%               30%               40%               40%
                  Servicer Advances              100%              100%              100%              100%
                    Liquidation Lag                12                12                12                12
                           Triggers              FAIL              FAIL              FAIL              FAIL
                Optional Redemption          Call (N)          Call (N)          Call (N)          Call (N)

o    Stress runs with the following assumptions:

         Pricing Speed          -Fix 2-20cpr over 10 months and 20cpr thereafter
                 -Arms 28cpr
Defaults on top of prepayments
Run to Maturity
Failing Triggers
12 months to recovery
100% servicer advances

             30% Severity and 40% Severity, if MI is used then drop severity to 5% and 15% on those loans

EQUITY ONE 2005-B - PRICE/YIELD - M3

Balance                            $4,550,000.00     Delay             0
Coupon                             4.08              Dated             7/21/2005
Settle                             7/21/2005         First Payment     8/25/2005

Price

                 WAL for Princ Pmts              9.17              8.75             10.89             10.53
                     Mod Durn 30360              7.13              7.15              8.12              8.29
                Principal Writedown             0.23%             0.36%             0.30%             0.41%
Total Collat Loss (Collat Maturity)            15.34%            16.11%            16.19%            17.13%

                              LIBOR               Fwd              Flat               Fwd              Flat

                             Prepay  100 PricingSpeed  100 PricingSpeed  100 PricingSpeed  100 PricingSpeed
                            Default         25.88 CDR         28.27 CDR          17.7 CDR         19.31 CDR
                      Loss Severity               30%               30%               40%               40%
                  Servicer Advances              100%              100%              100%              100%
                    Liquidation Lag                12                12                12                12
                           Triggers              FAIL              FAIL              FAIL              FAIL
                Optional Redemption          Call (N)          Call (N)          Call (N)          Call (N)

o    Stress runs with the following assumptions:
         Pricing Speed          -Fix 2-20cpr over 10 months and 20cpr thereafter
                 -Arms 28cpr
Defaults on top of prepayments
Run to Maturity
Failing Triggers
12 months to recovery
100% servicer advances

             30% Severity and 40% Severity, if MI is used then drop severity to 5% and 15% on those loans

EQUITY ONE 2005-B - PRICE/YIELD - M4

Balance                            $5,363,000.00     Delay             0
Coupon                             4.68              Dated             7/21/2005
Settle                             7/21/2005         First Payment     8/25/2005

Price

                 WAL for Princ Pmts              9.64              9.21             11.16             10.79
                     Mod Durn 30360              7.18              7.22              7.97              8.15
                Principal Writedown             0.08%             0.19%             0.20%             0.38%
Total Collat Loss (Collat Maturity)            13.92%            14.76%            14.68%            15.67%

                              LIBOR               Fwd              Flat               Fwd              Flat
                             Prepay  100 PricingSpeed  100 PricingSpeed  100 PricingSpeed  100 PricingSpeed
                            Default         21.97 CDR         24.23 CDR          15.3 CDR         16.86 CDR
                      Loss Severity               30%               30%               40%               40%
                  Servicer Advances              100%              100%              100%              100%
                    Liquidation Lag                12                12                12                12
                           Triggers              FAIL              FAIL              FAIL              FAIL
                Optional Redemption          Call (N)          Call (N)          Call (N)          Call (N)

o    Stress runs with the following assumptions:
         Pricing Speed          -Fix 2-20cpr over 10 months and 20cpr thereafter
                 -Arms 28cpr
Defaults on top of prepayments
Run to Maturity
Failing Triggers
12 months to recovery
100% servicer advances

             30% Severity and 40% Severity, if MI is used then drop severity to 5% and 15% on those loans

EQUITY ONE 2005-B - PRICE/YIELD - M5

Balance                            $3,738,000.00     Delay             0
Coupon                             4.83              Dated             7/21/2005
Settle                             7/21/2005         First Payment     8/25/2005

Price

                 WAL for Princ Pmts             10.89             10.41             12.42             12.00
                     Mod Durn 30360              7.76              7.86              8.49              8.74
                Principal Writedown             0.17%             0.28%             0.36%             0.43%
Total Collat Loss (Collat Maturity)            12.92%            13.80%            13.61%            14.64%

                              LIBOR               Fwd              Flat               Fwd              Flat

                             Prepay  100 PricingSpeed  100 PricingSpeed  100 PricingSpeed  100 PricingSpeed
                            Default         19.49 CDR         21.67 CDR         13.73 CDR         15.25 CDR
                      Loss Severity               30%               30%               40%               40%
                  Servicer Advances              100%              100%              100%              100%
                    Liquidation Lag                12                12                12                12
                           Triggers              FAIL              FAIL              FAIL              FAIL
                Optional Redemption          Call (N)          Call (N)          Call (N)          Call (N)

o    Stress runs with the following assumptions:
         Pricing Speed          -Fix 2-20cpr over 10 months and 20cpr thereafter
                 -Arms 28cpr
Defaults on top of prepayments
Run to Maturity
Failing Triggers
12 months to recovery
100% servicer advances

             30% Severity and 40% Severity, if MI is used then drop severity to 5% and 15% on those loans

EQUITY ONE 2005-B - PRICE/YIELD - M6

Balance                            $4,063,000.00     Delay             0
Coupon                             5.33              Dated             7/21/2005
Settle                             7/21/2005         First Payment     8/25/2005

Price

                 WAL for Princ Pmts             11.36             10.85             12.73             12.30
                     Mod Durn 30360              7.76              7.88              8.36              8.61
                Principal Writedown             0.62%             0.35%             0.47%             0.60%
Total Collat Loss (Collat Maturity)            11.82%            12.75%            12.43%            13.51%

                              LIBOR               Fwd              Flat               Fwd              Flat

                             Prepay  100 PricingSpeed  100 PricingSpeed  100 PricingSpeed  100 PricingSpeed
                            Default            17 CDR         19.09 CDR         12.11 CDR          13.6 CDR
                      Loss Severity               30%               30%               40%               40%
                  Servicer Advances              100%              100%              100%              100%
                    Liquidation Lag                12                12                12                12
                           Triggers              FAIL              FAIL              FAIL              FAIL
                Optional Redemption          Call (N)          Call (N)          Call (N)          Call (N)

o    Stress runs with the following assumptions:
         Pricing Speed          -Fix 2-20cpr over 10 months and 20cpr thereafter
                 -Arms 28cpr
Defaults on top of prepayments
Run to Maturity
Failing Triggers
12 months to recovery
100% servicer advances

             30% Severity and 40% Severity, if MI is used then drop severity to 5% and 15% on those loans